UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017
_______________________________
THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On August 3, 2017, The Western Union Company (the “Company”) issued a press release relating to the Company’s earnings for the second quarter of fiscal year 2017 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1. The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as may be expressly set forth by specific reference to such filing.

Item 7.01.	Regulation FD Disclosure.
In connection with the issuance of the Earnings Release, the Company is holding a public conference call and webcast on August 3, 2017 at 4:30 p.m. Eastern Time, during which Hikmet Ersek, President and Chief Executive Officer, and Raj Agrawal, Executive Vice President and Chief Financial Officer, will provide the presentation attached hereto as Exhibit 99.2. Information regarding access to the conference call and webcast is set forth in the Earnings Release. The information furnished under this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference to such filing.

Item 8.01.	Other Events.

Leadership and organizational structure changes within the Company have impacted how its Chief Operating Decision Maker (“CODM”) manages the Company, resulting in changes to its operating and reportable segments in the second quarter of 2017. Prior to these changes, the Company had organized its business into the following operating segments: Consumer-to-Consumer, Consumer-to-Business, and Business Solutions. As a result of these leadership and organizational structure changes, the components of the historical Consumer-to-Business operating segment have been divided between two executives, with the majority of the Company's cash-based bill payments services under one executive and the majority of the Company's electronic-based bill payments services under the other executive. The CODM allocates resources and assesses performance using discrete information for these separate components, neither of which is material from either a quantitative or qualitative perspective. Accordingly, the Company no longer reports a separate Consumer-to-Business operating segment, and no new reportable segments result from the impact of these changes. The cash-based and electronic-based bill payments services are therefore included in "Other."

Beginning in the second quarter of 2017, the Company's business consists of the following segments:

•
Consumer-to-Consumer - The Consumer-to-Consumer operating segment facilitates money transfers between two consumers, primarily through a network of third-party agents. The Company's multi-currency money transfer service is viewed by the Company as one interconnected global network where a money transfer can be sent from one location to another, around the world. This service is available for international cross-border transfers and, in certain countries, intra-country transfers. This segment also includes money transfer transactions that can be initiated through websites and mobile devices.

•
Business Solutions - The Business Solutions operating segment facilitates payment and foreign exchange solutions, primarily cross-border, cross-currency transactions, for small and medium size enterprises and other organizations and individuals. The majority of the segment's business relates to exchanges of currency at spot rates, which enable customers to make cross-currency payments. In addition, in certain countries, the Company writes foreign currency forward and option contracts for customers to facilitate future payments.

All businesses and other services that have not been classified in the above segments are reported as "Other" and, as noted above, include the Company's electronic-based and cash-based bill payment services which facilitate bill payments from consumers to businesses and other organizations and which were previously reported in the historical Consumer-to-Business operating segment, and the Company's money order and other services, in addition to costs for the review and closing of acquisitions.

This new operating segment structure is based upon the financial information provided to the CODM for decision-making and is consistent with the Company's overall business strategy.

The following table provides reclassified segment information to reflect the changes to the Company's reportable segments as described above.

	2015	2016					2017
	FY	Q1	Q2	Q3	Q4	FY	Q1
Revenues:
Consumer-to-Consumer	$4,343.9	$1,017.4	$1,095.8	$1,098.9	$1,092.5	$4,304.6	$1,015.0
Business Solutions	398.7	99.2	100.8	97.2	98.8	396.0	93.6
Other	741.1	181.1	179.1	181.7	180.4	722.3	193.8
Total consolidated revenue	$5,483.7	$1,297.7	$1,375.7	$1,377.8	$1,371.7	$5,422.9	$1,302.4

Operating income/(loss):
Consumer-to-Consumer	$1,042.0	$231.3	$251.9	$276.1	$249.3	$1,008.7	$227.6
Business Solutions	2.8	2.4	5.2	3.9	9.6	21.1	2.3
Other	64.6	24.9	20.3	18.3	11.8	75.2	23.9
Total segment operating income	1,109.4	258.6	277.4	298.3	270.7	1,105.0	253.8
Joint Settlement Agreements (a)	—	—	(15.0)	(15.0)	(571.0)	(601.0)	—
WU Way business transformation expenses (b)	—	—	(2.1)	(5.0)	(13.2)	(20.3)	(14.3)
Total consolidated operating income/(loss)	$1,109.4	$258.6	$260.3	$278.3	$(313.5)	$483.7	$239.5

Operating margin:
Consumer-to-Consumer	24.0%	22.7%	23.0%	25.1%	22.8%	23.4%	22.4%
Business Solutions	0.7%	2.4%	5.2%	4.0%	9.7%	5.3%	2.5%
Other	8.7%	13.8%	11.3%	10.1%	6.6%	10.4%	12.3%
Total consolidated operating margin	20.2%	19.9%	18.9%	20.2%	(22.9)%	8.9%	18.4%

__________
(a)
Represents the impact from the settlement agreements related to (1) a Deferred Prosecution Agreement with the United States Department of Justice, and the United States Attorney’s Offices for the Eastern and Middle Districts of Pennsylvania, the Central District of California, and the Southern District of Florida, (2) a Stipulated Order for Permanent Injunction and Final Judgment with the United States Federal Trade Commission ("FTC"), (3) a Consent to the Assessment of Civil Money Penalty with the Financial Crimes Enforcement Network of the United States Department of Treasury (collectively, the “Joint Settlement Agreements”), to resolve the respective investigations of those agencies, as described in our Form 8-K filed with the Securities and Exchange Commission on January 20, 2017, and related matters. These expenses have been excluded from our segment operating income, as these expenses are excluded from the measurement of segment operating income provided to the chief operating decision maker for purposes of assessing segment performance and decision making with respect to resource allocation.

(b)
Represents the expenses incurred to transform our operating model, focusing on technology transformation, network productivity, customer and agent process optimization, and organizational redesign to better drive efficiencies and growth initiatives (“WU Way business transformation expenses”). These expenses have been excluded from our segment operating income, as these expenses are excluded from the measurement of segment operating income provided to the chief operating decision maker for purposes of assessing segment performance and decision making with respect to resource allocation. Although the expenses related to the WU Way are specific to that initiative, the types of expenses related to the WU Way initiative are similar to expenses that the Company has previously incurred and can reasonably be expected to incur in the future.

These changes to the Company's operating and reportable segments do not revise or restate the Company's Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Stockholders' Equity or Consolidated Statements of Cash Flows for prior periods.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Earnings press release issued by The Western Union Company on August 3, 2017.

99.2	Presentation of The Western Union Company dated August 3, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2017	THE WESTERN UNION COMPANY

	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Earnings press release issued by The Western Union Company on August 3, 2017.

99.2	Presentation of The Western Union Company dated August 3, 2017.